UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 17, 2014

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 17, 2014, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $700,000,000 aggregate principal amount of the Company’s 2014 Series B 2.50% Senior Notes due 2019, $500,000,000 aggregate principal amount of the Company’s 2014 Series C 3.625% Senior Notes due 2024, and $450,000,000 aggregate principal amount of the Company’s 2014 Series D 4.70% Senior Notes due 2044. Such Senior Notes, which are designated the 2014 Series B 2.50% Senior Notes due 2019, the 2014 Series C 3.625% Senior Notes due 2024, and the 2014 Series D 4.70% Senior Notes due 2044, are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on January 27, 2012 (File No. 333-179213). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Forty-Ninth, Fiftieth and Fifty-First Supplemental Indentures to the Company’s June 1, 2000 Senior Indenture, as amended by the Thirty-Eighth Supplemental and Amending Indenture, pursuant to which the Senior Notes will be issued, are filed as Exhibits 4.3, 4.4 and 4.5 respectively to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

1.1	Underwriting Agreement, dated November 17, 2014, among the Company and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Form of Senior Indenture, dated June 1, 2000, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (Exhibit 4 (iii), Form S-3, Registration Statement, File No. 333-93187, incorporated by reference).

4.2	Form of Thirty-Eighth Supplemental and Amending Indenture to the Senior Indenture, dated November 1, 2008, among the Company, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee (Exhibit 4.2, Form 8-K, File No. 001-08489, as filed on November 26, 2008, incorporated by reference).

4.3	Forty-Ninth Supplemental Indenture to the Senior Indenture, dated November 1, 2014, pursuant to which the 2014 Series B 2.50% Senior Notes due 2019 will be issued. The form of the 2014 Series B 2.50% Senior Notes due 2019 is included as Exhibit A to the Forty-Ninth Supplemental Indenture.*

4.4	Fiftieth Supplemental Indenture to the Senior Indenture, dated November 1, 2014, pursuant to which the 2014 Series C 3.625% Senior Notes due 2024 will be issued. The form of the 2014 Series C 3.625% Senior Notes due 2024 is included as Exhibit A to the Fiftieth Supplemental Indenture.*

4.5	Fifty-First Supplemental Indenture to the Senior Indenture, dated November 1, 2014, pursuant to which the 2014 Series D 4.70% Senior Notes due 2044 will be issued. The form of the 2014 Series D 4.70% Senior Notes due 2044 is included as Exhibit A to the Fifty-First Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Mark O. Webb
Name:	Mark O. Webb
Title:	Vice President, General Counsel and Chief Risk Officer

Date: November 25, 2014